10f-3 Transactions Summary*
* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund
Municipal Bond Fund
Security
State of West Virginia School Building Authority of West Virginia
"Capital Improvement Refunding Revenue Bonds, 2007 Series A"
Advisor
EIMCO
Transaction
 Date
2/9/07
Cost
"$5,451,700"
Offering Purchase
2.68%
Broker
Merrill Lynch & Co
Underwriting
Syndicate Members
Citigroup Global Markets
"Crews and Associates, Inc. "
"Ferris, Baker Watts, Inc."
Wachovia


Fund
Municipal Bond Fund
Security
Colorado Health Facilities Adventis Health System
Series 2006D   5 1/4   11/15/27
Advisor
EIMCO
Transaction
 Date
10/20/06
Cost
"$7,344,260"
Offering Purchase
7.00%
Broker
Ziegler Capital Mkts
Underwriting
Syndicate Members
Citigroup
Wachovia Securities


Fund
High Grade Muni cipal Bond Fund
Security
Dormitory Authority of the State of NY Series 2006D
Advisor
EIMCO
Transaction
 Date
12/1/2006
Cost
"$1,000,000"
Offering Purchase
0.11%
Broker
Lehman Brothers
Underwriting
Syndicate Members
Merrill Lynch & Co.
Banc of America Securities LLC
"Bear, Stearns & Co."
Wachovia Securities


Fund
Municipal Bond Fund
Security
Dormitory Authority of the State of NY Series 2006D
Advisor
EIMCO
Transaction
 Date
12/1/2006
Cost
"$4,000,000"
Offering Purchase
0.42%
Broker
Lehman Brothers
Underwriting
Syndicate Members
Merrill Lynch & Co.
Banc of America Securities LLC
"Bear, Stearns & Co."
Wachovia Securities


Fund
High Grade Municipal Bond Fund
Security
Hudson Yards Infrastructure Series A 4.5% 2/15/47
Advisor
EIMCO
Transaction
 Date
12/7/06
Cost
"$5,040,300"
Offering Purchase
0.30%
Broker
"Bear, Stearns & Co"
Underwriting
Syndicate Members
"Goldman, Sachs & Co"
JP Morgan
"A.G. Edwards & Sons, Inc."
"Wachovia Bank, N.A. "


Fund
Municipal Bond Fund
Security
"Main St. Natural Gas, Inc. Series 2006 B"
Advisor
EIMCO
Transaction
 Date
12/20/2006
Cost
"$5,380,800"
Offering Purchase
0.95%
Broker
Merrill Lynch & Co
Underwriting
Syndicate Members
JP Morgan
Wachovia Securities


Fund
Municipal Bond Fund
Security
State Road & Tollway Authority (Georgia) (AAA/Aaa)
Advisor
EIMCO
Transaction
 Date
7/28/06
Cost
"$19,162,260"
Offering Purchase
5.00%
Broker
Citigroup
Underwriting
Syndicate Members
Lehman Brothers
JP Morgan
Banc of America
Wachovia Securities


Fund
High Grade Municipal Bond Fund
Security
State Road & Tollway Authority (Georgia) (AAA/Aaa)
Advisor
EIMCO
Transaction
 Date
7/28/06
Cost
"$2,129,140"
Offering Purchase
0.55%
Broker
Citigroup
Underwriting
Syndicate Members
Lehman Brothers
JP Morgan
Banc of America
Wachovia Securities


Fund
Municipal Bond Fund
Security
Commonwealth of Peurto Rico Public Improvement Bonds
"of 2006, Series A / Public Improvement Refunding Bonds, "
Series 2006 B (BBB/Baa3)
Advisor
EIMCO
Transaction
 Date
8/2/2006
Cost
"$1,042,250"
Offering Purchase
0.12%
Broker
Morgan Stanley
Underwriting
Syndicate Members
Bank of America
Citigroup
"Goldman, Sachs"
Banc of America Securities LLC
"Wachovia Bank, National Association"


Fund
Municipal Bond Fund
Security
Commonwealth of Massachusetts ( AA/Aa2)
Advisor
EIMCO
Transaction
 Date
8/17/06
Cost
"$6,100,750"
Offering Purchase
1.15%
Broker
UBS Investment Bank
Underwriting
Syndicate Members
"Bear, Stearns & Co. Inc."
Citigroup
JP Morgan
"Wachovia Bank, N.A. "


Fund
High Grade Municipal Bond
Security
"Long Island Power Authority  (AAA, Aaa)"
Advisor
EIMCO
Transaction
 Date
9/14/2006
Cost
"$9,621,720"
Offering Purchase
1.75%
Broker
Lehman Brothers
Underwriting
Syndicate Members
Citigroup
"Goldman, Sachs"
Morgan Stanley
Wachovia


Fund
Municipal Bond
Security
"Long Island Power Authority  (AAA, Aaa)"
Advisor
EIMCO
Transaction
 Date
9/14/2006
Cost
"$1,069,080"
Offering Purchase
0.19%
Broker
Lehman Brothers
Underwriting
Syndicate Members
Citigroup
"Goldman, Sachs"
Morgan Stanley
Wachovia